UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2010

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1373 Broadway, Albany, New York		12204

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (518) 445-2200

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2010, the Compensation Committee of the Registrant's Board of Directors approved the following bonuses for 2009 pursuant to the Registrant's Annual Cash Incentive Bonus Program, for the Registrant's principal executive officer, principal financial officer and the other named executive officers identified in the Registrant’s 2009 proxy statement. All amounts to be paid in cash:

Officer	2009 Bonus

Joseph G. Morone	$860,400
Michael K. Burke	101,500
Daniel A. Halftermeyer	232,400
Michael J. Joyce	234,400

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Michael K. Burke

Name: Michael K. Burke
Title: Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: March 3, 2010